Common Shares and Common Stock Subscribed	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Common Shares and Common Stock Subscribed

6. Common Shares

Year Ended December 31, 2014

a)	On May 19, 2014, the Company issued 69,000,000 common shares for proceeds of $100,000 pursuant to the December 13, 2013 shares exchange agreement with Eurogas, Inc., as amended on January 13 and May 13, 2014.
b)	During the year ended December 31, 2014, the Company issued an aggregate of 2,000,000 common shares for services provided. The fair value of the shares issued of $88,190 was determined by using the end of day trading price of the Company’s common shares on the dates of the agreements.
c)	During the year ended December 31, 2014, the Company issued an aggregate of 18,427,675 common shares upon the conversion of $282,200 of convertible notes payable and accrued interest.

Year Ended December 31, 2013

d)	On January 7, 2013, the Company issued 675,000 common shares with a fair value of $11,475 for director services. Fair value of the common shares was determined by using the end of day trading price on the date of authorization.
e)	On June 20, 2013, the Company issued 6,500,000 common shares at $0.01 per share for total cash proceeds of $65,000.
f)	On June 20, 2013, the Company issued 5,200,000 common shares with a fair value of $52,000 for settlement of related party payables. Fair value of the common shares was determined using the share prices of shares issued for cash proceeds on the same date.
g)	On August 23, 2013, the Company issued an aggregate of 6,378,208 common shares upon the conversion of $181,242 of convertible notes payable and accrued interest.

7. Common Stock Subscribed

On August 31, 2011, the Company received proceeds of $50,000 for the issuance of common stock. The details of the subscription were to be agreed upon at a later date and have not be yet been finalized.